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                                  EXHIBIT 1.2
                      ARTICLES SUPPLEMENTARY OF REGISTRANT
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                         AUL AMERICAN SERIES FUND, INC.
                             ARTICLES SUPPLEMENTARY

     AUL AMERICAN SERIES FUND, INC., a Maryland corporation, registered as an open-end, diversified management investment company under the Investment Company Act of 1940, having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Articles of Incorporation have previously authorized one hundred million (100,000,000) shares of Common Stock, par value of $.001 per share, with an aggregate par value of $100,000, with the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption thereof as set forth in the Articles of Incorporation, and whereas the Articles of Incorporation have provided for the allocation of forty million (40,000,000) shares of Common Stock in the following classes, each class consisting of the number of shares and having the designations indicated:

Equity Portfolio Common Stock                                 10 million
Bond Portfolio Common Stock                                   10 million
Money Market Portfolio Common Stock                           10 million
Managed Portfolio Common Stock                                10 million

     SECOND: The Board of Directors of the Corporation, at a meeting duly convened and held on March 7, 1990, adopted a resolution reclassifying forty million (40,000,000) of the authorized but unissued shares as shares of the Money Market Portfolio Common Stock, and reclassifying ten million (10,000,000) of the authorized but unissued shares as shares of the Managed Portfolio Common Stock, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as the shares of Common Stock previously authorized, as follows:

Equity Portfolio Common Stock                                 10 million
Bond Portfolio Common Stock                                   10 million
Money Market Portfolio Common Stock                           50 million
Managed Portfolio Common Stock                                20 million

     The aggregate number of authorized shares of Common Stock remains at one hundred million (100,000,000) shares of Common Stock, at $.001 per share par value, and an aggregate par value of $100,000.

     FOURTH: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of shares of Common Stock are as set forth in the Articles of Incorporation of the Corporation.

     FIFTH: The shares of the Corporation classified pursuant to Section 2-105 of Corporations and Associations Article, Maryland Public General Laws and pursuant to Article Second of these Articles Supplementary have been so classified by the Board of Directors under the authority contained in the Articles of Incorporation.

     IN WITNESS WHEREOF, AUL AMERICAN SERIES FUND, INC. has caused these presents to be signed in its name and on its behalf by its duly authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief the matters and facts set forth herein relating to the authorization and approval of the Articles Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

                                             AUL AMERICAN SERIES FUND, INC.
                                             By: /s/ James W. Murphy
                                             ------------------------------
                                                James W. Murphy
                                                President

ATTEST:

By: /s/ Richard A. Wacker
-------------------------
Richard A. Wacker
Secretary

                            AUL AMERICAN SERIES INC.
                             ARTICLES SUPPLEMENTARY

     AUL AMERICAN SERIES FUND, INC., a Maryland corporation, registered as an open-end, diversified management investment company under the Investment Company Act of 1940, having a principal office in Baltimore, Maryland (hereinafter called the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Articles of Incorporation dated July 26, 1989, as amended by Articles Supplementary filed on April 5, 1990, have previously authorized one hundred million (100,000,000) shares of Common Stock, par value of $.001 per share, with an aggregate par value of $100,000, with the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption thereof as set forth in the Articles of Incorporation as amended, and whereas the Articles of Incorporation as amended have provided for the allocation of ninety million (90,000,000) shares of Common Stock in the following classes, each class consisting of the number of shares and having the designations indicated:

Equity Portfolio Common Stock                        10 million
Bond Portfolio Common Stock                          10 million
Money Market Portfolio Common Stock                  50 million
Managed Portfolio Common Stock                       20 million

     SECOND: The Board of Directors of the Corporation, at a meeting duly convened and held on May 12, 1995, adopted a resolution authorizing the Corporation to issue an additional twenty- five million (25,000,000) shares of Common Stock, par value of $.001 per share, and classifying such twenty-five million (25,000,000) of the authorized but unissued shares as shares of the Tactical Asset Allocation Portfolio Common Stock, so that immediately after the effectiveness of these Articles Supplementary, the Corporation has authority to issue one hundred twenty-five million (125,000,000) shares of Common Stock, par value $.001 per share, and aggregate par value of $125,000, of which the Board of Directors has classified one hundred fifteen million (115,000,000) shares as follows:

Equity Portfolio Common Stock                        10 million
Bond Portfolio Common Stock                          10 million
Money Market Portfolio Common Stock                  50 million
Managed Portfolio Common Stock                       20 million
Tactical Asset Allocation Portfolio Common Stock     25 million

     THIRD: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of shares of Common Stock are as set forth in the Articles of Incorporation as amended, of the Corporation.

     FOURTH: The shares of the Corporation classified pursuant to Section 2-105(c) of Corporations and Associations Article, Maryland Public General Laws and pursuant to Article Second of these Articles Supplementary have been so classified by the Board of Directors under the authority contained in the Articles of Incorporation.

     IN WITNESS WHEREOF, AUL AMERICAN SERIES FUND, INC. has caused these presents to be signed in its name and on its behalf by its duly authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief the matters and facts set forth herein relating to the authorization and approval of the Articles Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

Date: May 12, 1995


                                             AUL AMERICAN SERIES FUND, INC.
                                             By: /s/ James W. Murphy
                                             -----------------------------
                                                James W. Murphy
                                                Chairman of the Board of
                                                 Directors and President

ATTEST:

By: /s/ Richard A. Wacker
-------------------------
Richard A. Wacker
Secretary

                            AUL AMERICAN SERIES  FUND
                             ARTICLES SUPPLEMENTARY

     AUL AMERICAN SERIES FUND INC., a Maryland corporation, registered as an open-ended diversified management investment company under the Investment Company Act of 1940, having a principal office in Baltimore, Maryland (hereinafter) called the "Corporation") certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Articles or Incorporation dated July 26 1989 as amended by Articles Supplementary filed on April 5, 1990 and May 22, 1996, have previously authorized one hundred twenty-five million (125,000,000 shares of Common Stock, par value of $.001 per share, with an aggregate par value of $125,000, with the preferences, rights, voting powers, restrictions, limitations as to dividends, qua1ifications, and terms and conditions of redemption hereof as set forth in the Articles of Incorporation as amended have provided for the allocation of one hundred fifteen million (115,000,000) shares of Common Stock in the following classes, each class consisting of the number or shares and having the designations indicated:

AUL American Equity Portfolio
Common Stock                                                  10 Million

AUL American Bond Portfolio
  Common Stock                                                10 Million

AUL American Money Market Portfolio
  Common Stock                                                50 Million

AUL American Managed Portfolio
  Common Stock                                                20 Million

AUL American Tactical Asset Allocation Portfolio
  Common Stock                                                25 Million

     SECOND: The Board of Directors of the Corporation, at a meeting duly convened and held on August 28 1997, adopted a resolution authorizing the Corporation to reallocate ten million (10,000,000) shares par value of $.001 per share, of previously authorized but unissued shares of the AUL American Money Market Portfolio, so that immediately after the effectiveness of these Articles Supplementary, the Corporation has authority to issue one hundred twenty-five million (125, 000,000) shares of Common Stock, par value $.001 per share, and aggregate par value of $125,000,000, of which the Board of Directors has classified the one hundred twenty-five million (125,000,000) shares as follows:

AUL American Equity Portfolio
  Common Stock                                                10 Million

AUL American Bond Portfolio
  Common Stock                                                10 Million

AUL American Money Market Portfolio
  Common Stock                                                60 Million

AUL American Managed Portfolio
  Common Stock                                                20 Million

AUL American Tactical Asset Allocation Portfolio
  Common Stock                                                25 Million


     FOURTH: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions or redemption of shares of Common Stock are as get forth in the Articles of Incorporation as amended, of the Corporation.

     FIFTH: The shares of the Corporation classified pursuant: to Section 2-105(C) Of Corporations and Associations Article, Maryland Public General Laws and pursuant to Article Second of these Articles Supplementary have been so classified by the Board of Directors under the authority contained in the Articles of Incorporation.

     IN WITNESS WHEREOF, AUL AMERICAN SERIES FUND, INC. has caused these presents to be signed in its name and on its behalf by its duly authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief the matters and facts set forth herein relating Co the authorization and approval of the Articles Supplementary are true in all material respects and that this Statement is made under the penalties of perjury.

Date:  August 28, 1997

                                             AUL AMERICAN SERIES FUND, INC.
                                             By: /s/ James W. Murphy
                                             -----------------------------
                                                James W. Murphy
                                                President

ATTEST:

By: /s/ Richard A. Wacker
-------------------------
Richard A. Wacker
Secretary

                         AUL AMERICAN SERIES FUND, INC
                             ARTICLES SUPPLEMENTARY


     AUL AMERICAN SERIES FUND, INC. a Maryland corporation, registered as an open-end, diversified managers investment company under the Investment Company Act of 1940, having a principal office in Baltimore, Maryland (hereinafter called the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Articles of Incorporation dated July 26, 1989, as amended by Articles Supplementary filed on April 5, 1990, May 22, 1995, and September 5, 1997, have previously authorized one hundred twenty-five million (125,000,000) shares of Common Stock, par value of $.001 per share, with an aggregate par value of $ 125,000, with the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and condition of redemption thereof as set forth in the Articles of Incorporation as amended, and whereas the Articles of Incorporation as amended have provided for the allocation of one hundred twenty-five million (125,000,000) shares of Common Stock in the following classes, each class consisting of the number of shares and having the designation indicated:

AUL American Equity Portfolio Common Stock                            10 million

AUL American Bond Portfolio Common Stock                              10 million

AUL American Money Market Portfolio Common Stock                      60 million

AUL American Managed Portfolio Common Stock                           20 million

AUL American Tactical Asset Allocation Portfolio Common Stock         25 million

     SECOND: The Board of Directors of the Corporation, at a meeting duly convened and held on September 15, 1997, adopted a resolution authorizing the Corporation to authorize an additional one hundred twenty-five million (125,000,000) Shares, par value of $.001 per share, so that immediately after the effectiveness of these Articles Supplementary, the Corporation has authority to issue two hundred fifty million (250,000,000) shares of Common Stock, par value $.001 per share, and aggregate par value of $250,000, which the Board of Directors has classified as follows:

AUL American Equity Portfolio Common Stock                            20 million

AUL American Bond Portfolio Common Stock                              20 million

AUL American Money Market Portfolio Common Stock                     125 million

AUL American Managed Portfolio Common Stock                           40 million

AUL American Tactical Asset Allocation Portfolio Common Stock     25 million and

the remaining 20 million Shares shall be authorized but unallocated.

     FOURTH: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of shares of Common Stock are as set forth in the Articles of Incorporation as amended, of the Corporation.

     FIFTH: The shares of the Corporation classified pursuant to Section 2-105(c) of Corporations and Associations Article, Maryland Public General Laws and pursuant to Article Second of these Articles Supplementary have been so classified by the Board of Directors under the authority contained in the Articles of Incorporation.

     IN WITNESS WHEREOF, AUL AMERICAN SERIES FUND, INC. has caused these presents to be signed in its name and on its behalf by its duly authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief the matters and facts set forth herein relating to the authorization and approval of the Articles Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

Date: September 18, 1997

                                             AUL AMERICAN SERIES FUND, INC.
                                             By: /s/ James W. Murphy
                                             -----------------------------
                                                James W. Murphy
                                                President

ATTEST:

By: /s/ Richard A. Wacker
-------------------------
Richard A. Wacker
Secretary

                         AUL AMERICAN SERIES FUND, INC.

                             ARTICLES SUPPLEMENTARY



     AUL AMERICAN SERIES FUND, INC., a Maryland corporation, registered as an open-end, diversified management investment company under the Investment Company Act of 1940, having a principal office in Baltimore, Maryland (hereinafter called the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Articles of Incorporation dated July 26, 1989, as amended by Articles Supplementary filed on April 5, 1990, May 22, 1995, September 5, 1997 and October 1, 1997, have previously authorized two hundred fifty million
(250,000,000) shares of Common Stock, par value of $.001 per share, with an aggregate par value of $250,000 with the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption thereof as set forth in the Articles of Incorporation as amended, and whereas the Articles of Incorporation as amended have provided for the allocation of two hunted thirty million (230,000,000) shares of Common Stock in the following classes, each class consisting of the number of shares and having the designations indicated:

AUL American Equity Portfolio
Common Stock                                                  20 million

AUL American Bond Portfolio
Common Stock                                                  20 million

AUL American Money Market Portfolio
 Common Stock                                                125 million

AUL American Managed Portfolio
 Common Stock                                                 40 million

AUL American Tactical Asset Allocation Portfolio
Common Stock                                                  25 million and


the remaining 20 million shares shall be authorized but unallocated.

     SECOND: The Board of Directors of the Corporation, at a meeting duly convened and held on November 19, 1997, adopted resolutions authorizing the Corporation to issue an additional seventy-five million (75,000,000) shares of Common Stock, par value of $.001 per share, and classifying said seventy-five million (75,000,000) of the authorized but unissued shares as follows: twenty-five million (25,000,000) of the authorized but unissued shares classified as shares of AUL American Conservative Investor Portfolio Common Stock, twenty-five million (25,000,000) of the authorized but unissued shares classified as shares of AUL American Moderate Investor Portfolio, and twenty-five million (25,000,000) of the authorized but unissued shares classified as shares of AUL American Aggressive Investor Portfolio, so that immediately after the effectiveness of these Articles Supplementary, the Corporation has authority to issue three hundred twenty-five million (325,000,000)] shares of Common Stock, par value $.001 per share, and aggregate par value of $325,000 of which the Board of Directors has classified three hundred and five million (305,000,000) shares as follows:

AUL American Equity Portfolio Common Stock                    20 million

AUL American Bond Portfolio Common Stock                      20 million

AUL American Money Market Portfolio Common Stock             125 million

AUL American Managed Portfolio Common Stock                   40 million

AUL American Tactical Asset Allocation Portfolio Common Stock 25 million

AUL American Conservative Investor Portfolio Common Stock     25 million

AUL American Moderate Investor Portfolio Common Stock         25 million

AUL American Aggressive Investor Portfolio Common Stock       25 million and

the remaining 20 million shares shall be authorized but unallocated.

     THIRD: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of shares of Common Stock are as set forth in the Articles of Incorporation as amended, of the Corporation.

     FOURTH: The shares of the Corporation classified pursuant to Section 2-105(c) of Corporations and Associations Article, Maryland Public General Laws and pursuant to Article Second of these Articles Supplementary have been so classified by the Board of Directors under the authority contained in the Articles of Incorporation.

     IN WITNESS WHEREOF, AUL AMERICAN SERIES FUND, INC. has caused these presents to be signed in its name and on its behalf by its duly authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief the matters and facts set forth herein relating to the authorization and approval of the Articles Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

Date: November 19, 1997

                                             AUL AMERICAN SERIES FUND, INC.
                                             By: /s/ James W. Murphy
                                             -----------------------------
                                                James W. Murphy, Chairman of the
                                                Board and President

ATTEST:

By: /s/ Richard A. Wacker
-------------------------
Richard A. Wacker
Secretary